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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005


                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)


          Delaware                      001-13437                 20-2428299
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         On March 4, 2005, Source Interlink Companies, Inc. (the "Registrant" or
"Source") filed a report on Form 8-K to report, among other things, the completion of its acquisition of Alliance Entertainment Corp. ("Alliance"). At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. On March 7, 2005, the Form 8-K was amended for the sole purpose of correcting certain clerical errors in the text of Exhibit 10.56. By this amendment to the Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.

          (1) The audited financial statements of Alliance, including Alliance's balance sheets as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2004, are being filed as Exhibit 99.1 to this Form 8-K/A.

     (b) Pro Forma Financial Information.

          (1) The unaudited pro forma combined financial statements of Source, including the balance sheet as of January 31, 2005 and the related statement of operations for the year ended January 31, 2005 (giving effect to the acquisition as a purchase of Alliance by Source) are being filed as Exhibit 99.2 to this Form 8-K/A.

     (c) Exhibits.

         2.2* Agreement and Plan of Merger dated February 28, 2005, between Source Interlink Companies, Inc., a Missouri corporation and Source Interlink Companies, Inc., a Delaware corporation

         3.8* Amendment to Articles of Incorporation of Source Interlink Companies, Inc., a Missouri corporation

         3.9* Certificate of Incorporation of Source Interlink Companies, Inc., a Delaware corporation

         3.10* Amended and Restated Bylaws of Source Interlink Companies, Inc., a Delaware corporation

         4.1* Form of Common Stock Certificate of Source Interlink Companies, Inc., a Delaware corporation

         4.4* Stockholder's Agreement dated February 28, 2005, between the Registrant and AEC Associates, LLC

         10.6* Employment Agreement dated February 28, 2005 between the Registrant and James R. Gillis

         10.21* Employment Agreement dated February 28, 2005 between the Registrant and S. Leslie Flegel

         10.22* Employment Agreement dated February 28, 2005 between the Registrant and Jason S. Flegel

         10.41* Employment Agreement dated February 28, 2005 between the Registrant and Marc Fierman

         10.44* Amended and Restated Loan Agreement dated February 28, 2005 by and among Source Interlink Companies, Inc., its subsidiaries, and Wells Fargo Foothill, Inc., as arranger and administrative agent

         10.49* Employment Agreement dated February 28, 2005 between the Registrant and Alan Tuchman

         10.55* Source Interlink Companies, Inc. Supplemental Executive Retirement Plan, effective as of March 1, 2005


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         10.56*   Source Interlink Companies, Inc. Challenge Grant Program,
                  effective as of March 1, 2005

         10.57* Executive Participation Agreement dated February 28, 2005 between the Registrant and James R. Gillis

         10.58*   Form of Executive Participation Agreement

         10.59*   Form of Split-Dollar Insurance Agreement

         10.60* Consulting Agreement dated February 28, 2005 between the Registrant and The Yucaipa Companies

         14.1* Code of Business Conduct and Ethics of Source Interlink Companies, Inc., a Delaware corporation

         14.2* Code of Conduct for Directors and Executive Officers of Source Interlink Companies, Inc., a Delaware corporation

         14.3* Code of Ethics for Chief Executive Officer and Financial Executives of Source Interlink Companies, Inc., a Delaware corporation

         99.1     Alliance Entertainment Corp. Financial Statements

         99.2     Unaudited Pro Forma Combined Financial Statements

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* Previously filed.



                                      -2-
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date:  May 9, 2005


                                             SOURCE INTERLINK COMPANIES, INC.

                                             By:  /s/ Marc Fierman
                                                -------------------------------
                                                  Marc Fierman
                                                  Executive Vice President and
                                                  Chief Financial Officer


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EXHIBIT INDEX

2.2* Agreement and Plan of Merger dated February 28, 2005, between Source Interlink Companies, Inc., a Missouri corporation and Source Interlink Companies, Inc., a Delaware corporation

3.8* Amendment to Articles of Incorporation of Source Interlink Companies, Inc., a Missouri corporation

3.9* Certificate of Incorporation of Source Interlink Companies, Inc., a Delaware corporation

3.10* Amended and Restated Bylaws of Source Interlink Companies, Inc., a Delaware corporation

4.1* Form of Common Stock Certificate of Source Interlink Companies, Inc., a Delaware corporation

4.4* Stockholder's Agreement dated February 28, 2005, between the Registrant and AEC Associates, LLC

10.6* Employment Agreement dated February 28, 2005 between the Registrant and James R. Gillis

10.21*   Employment Agreement dated February 28, 2005 between the Registrant and
         S. Leslie Flegel

10.22* Employment Agreement dated February 28, 2005 between the Registrant and Jason S. Flegel

10.41* Employment Agreement dated February 28, 2005 between the Registrant and Marc Fierman

10.44* Amended and Restated Loan Agreement dated February 28, 2005 by and among Source Interlink Companies, Inc., its subsidiaries, and Wells Fargo Foothill, Inc., as arranger and administrative agent

10.49* Employment Agreement dated February 28, 2005 between the Registrant and Alan Tuchman

10.55* Source Interlink Companies, Inc. Supplemental Executive Retirement Plan, effective as of March 1, 2005

10.56*   Source Interlink Companies, Inc. Challenge Grant Program

10.57* Executive Participation Agreement dated February 28, 2005 between the Registrant and James R. Gillis

10.58*   Form of Executive Participation Agreement

10.59*   Form of Split-Dollar Insurance Agreement

10.60* Consulting Agreement dated February 28, 2005 between the Registrant and The Yucaipa Companies

14.1* Code of Business Conduct and Ethics of Source Interlink Companies, Inc., a Delaware corporation

14.2* Code of Conduct for Directors and Executive Officers of Source Interlink Companies, Inc., a Delaware corporation

14.3* Code of Ethics for Chief Executive Officer and Financial Executives of Source Interlink Companies, Inc., a Delaware corporation

99.1     Alliance Entertainment Corp. Financial Statements

99.2     Unaudited Pro Forma Combined Financial Statements

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* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K filed on March 4, 2005, as amended on March 7, 2005.